SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                   Date of Report - April 10, 2000

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code: (717) 653-1441
                                                    --------------


                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           (a) On April 6, 2000, Trout, Ebersole & Groff, LLP, notified the Registrant that it declined to be reappointed as the Registrant's independent public accountant for the examination of the Registrant's financial statements for the fiscal year ending December 31, 2000.

           (b) During the last two most recent fiscal years and interim periods, there were no disagreements with Trout, Ebersole & Groff, LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which agreement(s) if not resolved to the satisfaction of Trout, Ebersole & Groff, LLP would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. In addition, during this period, there have been no "reportable events" with Trout, Ebersole & Groff, LLP as described in Item 304(a)(1)(i)-
                  (v) of Regulation S-K.

           (c) A copy of Trout, Ebersole & Groff, LLP's letter directed to the Securities and Exchange
                  Commission is attached as an exhibit to this Current Report on Form 8-K.

Item 5.    Other Events.

           Not Applicable.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           (a)    Not Applicable.

           (b)    Not Applicable.

           (c)    Exhibits:
                  (i)     Letter from Trout, Ebersole & Groff, LLP.

Item 8.    Change in Fiscal Year.

           Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: April 10, 2000          /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer


:107353

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

16.1          Letter from Trout,        5
              Ebersole & Groff, LLP.

                                 EXHIBIT 16.1
                   LETTER FROM TROUT, EBERSOLE & GROFF, LLP.

                 (TROUT, EBERSOLE & GROFF, LLP LETTERHEAD)

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subject: Union National Financial Corporation
         Change in Certifying Accountants

Ladies and Gentleman:

We were previously principal accountants for Union National
Financial Corporation and its subsidiaries. We reported on the consolidated financial statements of Union National Financial
Corporation and subsidiaries as of December 31, 1999, December 31, 1998, and December 31, 1997.

We notified Union National Financial Corporation that we declined to be reappointed as the Corporation's independent public accountants for the examination of the Corporation's financial statements for the year ending December 31, 2000.

We have read the Corporation's statements included in Item 4 of its Current Report on Form 8-K dated April 10, 2000 and we agree with such statements.

                                    Sincerely,

                                    /s/ Trout, Ebersole & Groff,
                                        LLP
                                    ____________________________
April 10, 2000                      TROUT, EBERSOLE & GROFF, LLP
Lancaster, Pennsylvania             Certified Public Accountants